                                    EXHIBIT 10.21

                                     ENCAD, INC.
          Select Compensation, Non-Qualified Deferred Compensation Plan and
                                  Related Documents

                                 SELECT COMPENSATION

                         NON-QUALIFIED DEFERRED COMPENSATION

                                    PLAN DOCUMENT

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NOTE:    THIS PLAN DOCUMENT AND THE ATTACHED ADOPTION AGREEMENT (THE
"DOCUMENTS") ARE INTENDED ONLY TO SUGGEST CERTAIN ALTERNATIVE FORMS FOR AN UNFUNDED NON-QUALIFIED DEFERRED COMPENSATION PLAN. ALTHOUGH THE USE OF THESE SUGGESTED DOCUMENTS IS INTENDED TO PROVIDE CERTAIN INCOME TAX DEFERRAL BENEFITS TO PLAN PARTICIPANTS, SUCH BENEFITS MAY BE ADVERSELY AFFECTED BY THE ACTUAL OPERATION OF THE PLAN SUBSEQUENT TO ITS ADOPTION. MOREOVER, THESE SUGGESTED DOCUMENTS HAVE NOT BEEN APPROVED BY THE INTERNAL REVENUE SERVICE AND ARE NOT INTENDED TO CREATE A "TAX-QUALIFIED" PLAN UNDER SECTION 401(a) OF THE INTERNAL REVENUE CODE OR ANY SIMILAR PROVISION THEREOF. CONSEQUENTLY, PRUDENTIAL MUTUAL FUND SERVICES AND ITS AFFILIATES ("PMFS") PROVIDE NO ASSURANCES WITH RESPECT TO THE AFOREMENTIONED BENEFITS AND ASSUME NO RESPONSIBILITY IN THIS REGARD. EMPLOYERS ARE URGED TO CONSULT THEIR TAX ADVISER AND THEIR LEGAL COUNSEL REGARDING THE TAX AND OTHER LEGAL CONSEQUENCES ASSOCIATED WITH THE ADOPTION AND OPERATION OF THESE SUGGESTED DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE FEDERAL, STATE AND LOCAL TAX AND SECURITIES LAW CONSEQUENCES ASSOCIATED WITH SUCH ADOPTION AND OPERATION. PMFS PROVIDES NO ASSURANCES WITH RESPECT TO SUCH CONSEQUENCES, IF ANY. DEPENDING UPON THE JURISDICTIONS IN WHICH THE EMPLOYER (AND ITS PARTICIPATING AFFILIATES) OPERATE AND/OR ARE ESTABLISHED, CERTAIN STATE "BLUE SKY" SECURITIES FILINGS MAY BE REQUIRED IN CONNECTION WITH THE ADOPTION OF THIS PLAN.

IF THE ATTACHED FORM OF RABBI TRUST AGREEMENT IS USED BY AN EMPLOYER IN CONNECTION WITH THESE SUGGESTED DOCUMENTS, IT IS INTENDED THAT THE ASSETS OF SUCH TRUST SHALL BE CONSIDERED PART OF THE GENERAL ASSETS OF THE EMPLOYER AND SHALL BE SUBJECT TO THE CLAIMS OF THE EMPLOYER'S GENERAL CREDITORS. AGAIN, EMPLOYERS ARE URGED TO CONSULT WITH THEIR TAX ADVISER AND LEGAL COUNSEL REGARDING THE CONSEQUENCES OF UTILIZING SUCH A TRUST AGREEMENT SINCE PMFS PROVIDES NO ASSURANCES IN THIS REGARD.


                                   Plan Document 1

                                  TABLE OF CONTENTS

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                                                             Page


PREAMBLE . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
ARTICLE I -- DEFINITIONS . . . . . . . . . . . . . . . . . . . 4
    1.1 "Accounting Date". . . . . . . . . . . . . . . . . . . 4
    1.2 "Administrator" or "Plan Administrator". . . . . . . . 4
    1.3 "Adoption Agreement" . . . . . . . . . . . . . . . . . 4
    1.4 "Beneficiary Designation". . . . . . . . . . . . . . . 4
    1.5 "Board". . . . . . . . . . . . . . . . . . . . . . . . 4
    1.6 "Code" . . . . . . . . . . . . . . . . . . . . . . . . 4
    1.7 "Compensation" . . . . . . . . . . . . . . . . . . . . 4
    1.8 "Contingent Account" . . . . . . . . . . . . . . . . . 4
    1.9 "DEFERRAL ACCOUNT" . . . . . . . . . . . . . . . . . . 5
    1.10 "Deferral Notice" . . . . . . . . . . . . . . . . . . 5
    1.11 "DEFERRED COMPENSATION" . . . . . . . . . . . . . . . 5
    1.12 "Designated Beneficiary". . . . . . . . . . . . . . . 5
    1.13 "Disability". . . . . . . . . . . . . . . . . . . . . 5
    1.14 "Effective Date". . . . . . . . . . . . . . . . . . . 5
    1.15 "Employee". . . . . . . . . . . . . . . . . . . . . . 5
    1.16 "Employer". . . . . . . . . . . . . . . . . . . . . . 5
    1.17 "ERISA" . . . . . . . . . . . . . . . . . . . . . . . 5
    1.18 "Participant" . . . . . . . . . . . . . . . . . . . . 5
    1.19 "Plan". . . . . . . . . . . . . . . . . . . . . . . . 5
    1.20 "Retirement". . . . . . . . . . . . . . . . . . . . . 6
    1.21 "Separation from Service" . . . . . . . . . . . . . . 6
    1.22 "Unforeseeable Emergency" . . . . . . . . . . . . . . 6
ARTICLE II -- ELIGIBILITY REQUIREMENTS . . . . . . . . . . . . 6
    2.1 Participants.. . . . . . . . . . . . . . . . . . . . . 6
ARTICLE III -- DEFERRED COMPENSATION . . . . . . . . . . . . . 6
    3.1 Timing and Effect of Deferral Notices. . . . . . . . . 6
    3.2 Deferred Compensation. . . . . . . . . . . . . . . . . 6
    3.3 Minimum and Maximum Deferrals. . . . . . . . . . . . . 7
ARTICLE IV -- EMPLOYER ALLOCATIONS . . . . . . . . . . . . . . 7
    4.1 Employer Allocations.. . . . . . . . . . . . . . . . . 7
ARTICLE V -- ACCOUNTS AND REPORTS. . . . . . . . . . . . . . . 7
    5.1 Establishment of Accounts. . . . . . . . . . . . . . . 7
    5.2 Accounting Date. . . . . . . . . . . . . . . . . . . . 7
    5.3 Participant Rights.. . . . . . . . . . . . . . . . . . 7
ARTICLE VI -- BENEFIT DISTRIBUTIONS. . . . . . . . . . . . . . 7
    6.1 Eligibility for Payment. . . . . . . . . . . . . . . . 7
    6.2 Benefit Commencement Date. . . . . . . . . . . . . . . 8
    6.3 Forms of Payment.. . . . . . . . . . . . . . . . . . . 8
    6.4 Death Benefits.. . . . . . . . . . . . . . . . . . . . 9
    6.5 Beneficiary Designation. . . . . . . . . . . . . . . . 9
    6.6 Failure to Designate a Beneficiary.. . . . . . . . . . 9
    6.7 Unforeseeable Emergency --Hardship Withdrawals.. . . . 9
ARTICLE VII -- VESTING . . . . . . . . . . . . . . . . . . . . 9
    7.1 Deferral Accounts. . . . . . . . . . . . . . . . . . . 9

                                   Plan Document 2

    7.2 Contingent Accounts. . . . . . . . . . . . . . . . . . 9
    7.3 Death or Disability. . . . . . . . . . . . . . . . . .10
    7.4 Forfeiture.. . . . . . . . . . . . . . . . . . . . . .10
ARTICLE VIII -- FUNDING. . . . . . . . . . . . . . . . . . . .10
    8.1 Investments. . . . . . . . . . . . . . . . . . . . . .10
    8.2 Deemed Investment Returns. . . . . . . . . . . . . . .10
    8.3 Actual Ownership of Assets.. . . . . . . . . . . . . .10
    8.4 Investment Direction.. . . . . . . . . . . . . . . . .10
ARTICLE IX -- PLAN ADMINISTRATION. . . . . . . . . . . . . . .10
    9.1 Administrator. . . . . . . . . . . . . . . . . . . . .10
    9.2 Powers.. . . . . . . . . . . . . . . . . . . . . . . .11
    9.3 Administrative Fees and Expenses.. . . . . . . . . . .11
    9.4 Duties of Administrator. . . . . . . . . . . . . . . .11
    9.5 Removal of Administrator.. . . . . . . . . . . . . . .11
ARTICLE X -- AMENDMENT AND TERMINATION . . . . . . . . . . . .12
    10.1 Amendment and Termination.. . . . . . . . . . . . . .12
ARTICLE XI -- MISCELLANEOUS. . . . . . . . . . . . . . . . . .12
    11.1 Limitation of Rights - Employment Relationship. . . .12
    11.2 Non-Assignability.. . . . . . . . . . . . . . . . . .12
    11.3 Arbitration.. . . . . . . . . . . . . . . . . . . . .13
    11.4 Total Agreement.. . . . . . . . . . . . . . . . . . .13
    11.5 Gender and Number.. . . . . . . . . . . . . . . . . .14
    11.6 Governing Law.. . . . . . . . . . . . . . . . . . . .14



                                   Plan Document 3

PREAMBLE
--------

         By executing the Adoption Agreement attached hereto as Exhibit A, which together with this document constitute this non-qualified deferred compensation plan (the "Plan"), the Employer hereby establishes an unfunded deferred compensation plan for eligible Employees of the Employer.

         The principal purpose of the Plan is to enable eligible Employees of the Employer to defer the receipt and income taxation of a certain portion of their Compensation in accordance with the terms of the Plan and the applicable Deferral Notice.

ARTICLE I -- DEFINITIONS
------------------------

1.1 "ACCOUNTING DATE"
    shall mean the dates described in Section 5.2 hereof.

1.2 "ADMINISTRATOR" OR "PLAN ADMINISTRATOR" shall mean the individual or committee designated by the Employer in the
Adoption Agreement to administer the Plan as provided herein. If no such designation is made, the Employer shall serve as the Administrator.

1.3 "ADOPTION AGREEMENT"
    shall mean the executed agreement attached to this document as Exhibit A by which an Employer elects to establish this non-qualified deferred compensation plan.

1.4 "BENEFICIARY DESIGNATION"
    shall mean the written instrument executed by each Participant, in a form that is satisfactory to the Administrator, designating such Participant's Designated Beneficiary or Beneficiaries.

1.5 "BOARD"
    shall mean the Board of Directors of the Employer.

1.6 "CODE"
    shall mean the Internal Revenue Code of 1986, as amended.

1.7 "COMPENSATION"
    has the meaning elected by the Employer pursuant to the Adoption Agreement.

1.8 "CONTINGENT ACCOUNT"
    shall mean the memorandum book account maintained by the Administrator for each Participant who has executed a Deferral Notice and for whom the Employer is deemed to make discretionary and/or matching allocations in accordance with
Article IV hereof, which accounts are used to record each eligible Participant's allocable portion of any (i) such matching or discretionary allocations, (ii) investment earnings or losses deemed attributable to such accounts in accordance with Article VIII hereof and (iii) Plan expenses allocable to such accounts in accordance with Section 9.3 hereof.


                                   Plan Document 4

1.9 "DEFERRAL ACCOUNT"
    shall mean the deferred compensation memorandum book account maintained by the Administrator for each Participant who has executed a Deferral Notice, which accounts are used to record each eligible Participant's allocable portion of any
(i) Deferred Compensation allocable to such accounts in accordance with Section
3.2 hereof, (ii) investment earnings or losses deemed attributable to such accounts in accordance with Article VIII hereof and (iii) Plan expenses allocable to such accounts in accordance with Section 9.3 hereof.

1.10 "DEFERRAL NOTICE"
     shall mean the notice by which a Participant irrevocably elects to defer Compensation in accordance with this Plan, which shall be in writing in form and substance satisfactory to the Administrator, signed by the Participant, and delivered to the Administrator only at the times specified in Plan.

1.11 "DEFERRED COMPENSATION"
     shall mean the portion of a Participant's Compensation which the Participant irrevocably elects to defer pursuant to a Deferral Notice.

1.12 "DESIGNATED BENEFICIARY"
     shall mean an individual or individuals designated by the Participant in a Beneficiary Designation to receive such Participant's benefits under the Plan in the event of such Participant's death. If more than one Designated Beneficiary survives the Participant, payments shall be made equally to all such beneficiaries, unless otherwise provided in a Beneficiary Designation. Nothing herein shall prevent the Participant from designating primary and secondary beneficiaries.

1.13 "DISABILITY"
     shall mean a mental or physical disability which, in the opinion of a physician selected by the Employer, prevents a Participant from engaging in the principal duties of his employment for at least six months.

1.14 "EFFECTIVE DATE"
     shall mean the date on which the Plan or an amendment to the Plan becomes effective in accordance with the applicable Adoption Agreement.

1.15 "EMPLOYEE"
     shall mean any person employed by the Employer as a common-law employee.

1.16 "EMPLOYER"
     shall mean the corporation that adopts this Plan pursuant to the Adoption Agreement, any successor to all or substantially all of the Employer's assets that assumes the obligation of the Employer in connection with this Plan, and each affiliate of the Employer that adopts the Plan with the consent of the Employer, provided that only the Employer that signs the Adoption Agreement (i) shall be the Administrator (if no Administrator is appointed in the Adoption Agreement) and (ii) shall have the power to amend or terminate the Plan.

1.17 "ERISA"
     shall mean the Employee Retirement Income Security Act of 1974, as amended.

1.18 "PARTICIPANT"
     shall mean any eligible Employee (as described in Section 2.1) who defers Compensation under this Plan.

1.19 "PLAN"
     shall mean the Plan, as defined in the Preamble hereto.

                                   Plan Document 5

1.20 "RETIREMENT"
     shall mean retirement by the Participant from the Employer at or after attaining age 65.

1.21 "SEPARATION FROM SERVICE"
     shall mean a Participant's Retirement, Disability, death or other termination of employment with an Employer.

1.22 "UNFORESEEABLE EMERGENCY"
     shall mean a severe financial hardship to the Participant resulting from
(i) a sudden and unexpected illness or accident of the Participant or a dependent (as defined in Section 152(a) of the Code) of the Participant; (ii) a loss of the Participant's property due to casualty; or (iii) other similar extraordinary and unforeseeable circumstances caused by events beyond the Participant's control.


ARTICLE II -- ELIGIBILITY REQUIREMENTS
--------------------------------------

2.1 PARTICIPANTS.
     Any "select management or highly compensated" Employee (as contemplated by Department of Labor regulation Section 2520.104-23(d)) of the Employer who, pursuant to the Adoption Agreement, has been designated by the Employer as eligible to participate in the Plan may elect to become a Participant under the Plan by filing a Deferral Notice with the Administrator in the form prescribed by the Administrator in accordance with the terms of this Plan; provided, however, that no more than 50 employees, each of whom is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended, will be entitled to become a participant under the Plan.


ARTICLE III -- DEFERRED COMPENSATION
------------------------------------

3.1 TIMING AND EFFECT OF DEFERRAL NOTICES.
    The initial Deferral Notice filed by a Participant in accordance with this
Section 3.1 must be delivered by the Participant to the Administrator no later than 30 days after first becoming eligible to participate in the Plan and shall be effective with respect to Compensation earned by the Participant on or after the first day of the month following the month during which such Deferral Notice is delivered to the Administrator. Any subsequent Deferral Notice must be delivered prior to January 1 of the calendar year in which the Compensation to be deferred is otherwise earned by the Participant. The initial Deferral Notice (and any subsequent Deferral Notice) will continue in effect until terminated or modified by a subsequent Deferral Notice. Any subsequent Deferral Notice shall only apply to Compensation otherwise earned by the Participant after the end of the calendar year in which such subsequent Deferral Notice is delivered to the Administrator. Any Deferral Notice delivered by the Participant shall be irrevocable with respect to any Compensation earned in the calendar year with respect to which such Deferral Notice relates.

3.2 DEFERRED COMPENSATION.
    Each Deferral Notice shall specify a fixed percentage or a fixed dollar amount of Compensation to be deferred in accordance with the terms of the Adoption Agreement. Such Deferred Compensation shall be recorded by the Administrator in a Deferral Account. Each Participant's Deferral Account shall be deemed credited on the date or dates for payment of Compensation, in accordance with the Employer's normal practices, with a dollar amount equal to


                                   Plan Document 6

    (a) the Participant's total amount of Deferred Compensation elected for the calendar year, divided by

    (b) the total number of dates for payment of Compensation during the calendar year with respect to the particular Participant.

3.3 MINIMUM AND MAXIMUM DEFERRALS.

    A Participant must comply with any minimum and maximum deferral requirements which may be established by the Employer in the Adoption Agreement.


ARTICLE IV -- EMPLOYER ALLOCATIONS
----------------------------------

4.1 EMPLOYER ALLOCATIONS.
    The Employer may credit additional discretionary and/or matching allocations to the Participant's Contingent Account in accordance with the terms of the Adoption Agreement. Unless otherwise provided in the Adoption Agreement, matching allocations shall be deemed credited at the same time and in the same manner as Deferred Compensation is deemed credited to the Deferral Accounts in accordance with Section 3.2 hereof.


ARTICLE V -- ACCOUNTS AND REPORTS
---------------------------------

5.1 ESTABLISHMENT OF ACCOUNTS.
    The Administrator shall establish and maintain a Deferral Account and a Contingent Account on behalf of each Participant for purposes of determining each Participant's interest under the Plan; provided, however, that if the Employer makes no matching or discretionary allocations in accordance with
Article IV hereof, the Employer shall have no obligation to establish or maintain Contingent Accounts for Participants.

5.2 ACCOUNTING DATE.
    The total amounts deemed credited to Deferral Accounts and Contingent Accounts (if any) shall be determined not less often than once during each calendar quarter (in each case, an "Accounting Date") at which time each Participant shall be provided by the Administrator with a written report of the total amounts deemed credited to his Deferral Account and Contingent Account (if any) as of such Accounting Date.

5.3 PARTICIPANT RIGHTS.
    The right of a Participant or Designated Beneficiary to receive a distribution under the Plan for the total amounts deemed credited to (i) his Deferral Account and/or (ii) the vested portion of his Contingent Account shall be an unsecured claim against the general assets of the Employer, and neither a Participant nor a Designated Beneficiary shall have any rights in or against any specific assets of the Employer. The Employer, in its discretion, may establish one or more accounts, including grantor trusts, to which certain amounts may be contributed by the Employer from time to time. All such amounts contributed to such accounts shall constitute general assets of the Employer and shall be subject to the claims of the Employer's general creditors.


ARTICLE VI -- BENEFIT DISTRIBUTIONS
-----------------------------------

6.1 ELIGIBILITY FOR PAYMENT.
    Distributions under the Plan to a Participant or Designated Beneficiary shall be made or shall begin only upon the following events:

                                   Plan Document 7

    (a) the earlier to occur of a Participant's Separation From Service or the date elected by the Participant on his Deferral Notice; or

    (b)  a Participant's Unforeseeable Emergency.

    Such distributions shall be based on the total amounts deemed credited to the Participant's Deferral Account and the vested portion of the total amounts deemed credited to his Contingent Account on the Accounting Date immediately following the event described in this Section 6.1(a) or (b) and such distributions shall reduce the total amounts deemed credited to the Deferral Account and the vested portion of the Contingent Account.

6.2 BENEFIT COMMENCEMENT DATE.
    Distributions to a Participant shall be made, or commence, as applicable, within 30 days of the Accounting Date described in the last paragraph of Section 6.1.

6.3 FORMS OF PAYMENT.
    Except as provided in Section 6.7 and in the last paragraph of this Section 6.3, a Participant's distribution under the Plan will be payable in the form specified by the Employer in the Adoption Agreement and, if applicable, elected by a Participant in his Deferral Notice.

    If installment distributions over a certain number of years are permitted by the Employer pursuant to the Adoption Agreement, the Participant or Designated Beneficiary shall receive an annual installment distribution as determined by applying a fraction to the sum of the total amounts deemed credited to (i) the Participant's Deferral Account and (ii) the vested portion of his Contingent Account. For the first distribution year, the denominator of such fraction shall be the number of years (maximum 10) selected by the Participant in his Deferral Notice and the numerator shall be one. For each subsequent distribution year the numerator shall remain at one but the denominator shall be reduced by one until at the end of the specified number of years the sum of the total amounts deemed credited to the Deferral Account and the vested portion of the Contingent Account equals zero. The sum of the total amounts deemed credited to the Deferral Account and the vested portion of the Contingent Account for this purpose shall be determined on the Accounting Date immediately preceding the required annual installment distribution.

    The annual installment distribution may be divided by "twelve" to determine a monthly, or by "four" to determine a quarterly, amount in the case of monthly or quarterly installments elected by the Participant in his Deferral Notice.

    If the Employer elects to terminate this Plan in accordance with Section
10.1 hereof, the Employer may make any distribution contemplated by this Section
6.3 on such earlier date or dates as it may determine in its sole discretion.


                                   Plan Document 8

6.4 DEATH BENEFITS.
    If a Participant dies while employed by the Employer, or dies before the amounts to which the Participant is entitled under the Plan have been completely distributed, the amounts payable under the Plan shall be paid to the Participant's Designated Beneficiary in accordance with Section 6.3 hereof.

6.5 BENEFICIARY DESIGNATION.
    A Participant shall have the right to designate one or more Designated Beneficiaries, jointly or successively, and amend or revoke such designation at any time in writing by filing a Beneficiary Designation. Such designation, amendment or revocation shall be effective upon receipt of the Beneficiary Designation by the Administrator.

6.6 FAILURE TO DESIGNATE A BENEFICIARY.
    If no Designated Beneficiary is designated by the Participant or survives the survivor of the Participant or last surviving Designated Beneficiary and amounts remain payable under the Plan following such event, the Administrator shall direct that payment of amounts owing under the Plan be made to the person or persons in the first category listed below in which there is a survivor of the Participant. Such categories, in order, are as follows:


    (a)  Participant's spouse;

    (b)  Participant's issue, per stirpes; and

    (c)  Participant's estate.

6.7 UNFORESEEABLE EMERGENCY --HARDSHIP WITHDRAWALS.
    The Employer may elect to permit Participant hardship withdrawals pursuant to the Adoption Agreement. If the Employer so elects, a Participant may request a withdrawal for hardship by submitting a written request to the Administrator, accompanied by written evidence that (i) his financial condition warrants an advance release of amounts otherwise credited to the Participant's Deferral Account and/or the vested portion of his Contingent Account and (ii) such hardship results from an Unforeseeable Emergency. Whether a particular circumstance constitutes an Unforeseeable Emergency shall be determined by the Administrator, in his sole discretion, and depends on the facts of each case. However, payment may not be made to the extent that such hardship is or may be relieved:

    (a)  through reimbursement or compensation by insurance or otherwise;

    (b) by liquidation of the Participant's assets, to the extent that liquidation itself would not cause severe financial hardship; or

    (c)  by cessation of deferrals under the Plan.

    If a financial hardship is established in accordance with the foregoing criteria, the hardship withdrawal amount shall be limited to the amount reasonably needed to meet the Unforeseeable Emergency. The Administrator shall determine the amount and the form of the payment and such determination shall be final. Any amounts remaining in the Participant's Deferral Account and/or Contingent Account after such withdrawal shall continue to be administered in accordance with the provisions of this Plan.


ARTICLE VII -- VESTING
----------------------

7.1 DEFERRAL ACCOUNTS.
    A Participant shall have a 100% vested interest in his Deferral Account.


7.2 CONTINGENT ACCOUNTS.

                                   Plan Document 9

    Except as provided in Section 7.3 hereof, a Participant shall acquire a vested interest in his Contingent Account at the time and in accordance with the method selected by the Employer in the Adoption Agreement.

7.3 DEATH OR DISABILITY.
    A Participant shall become fully vested in his Contingent Account upon such Participant's death or Disability.

7.4 FORFEITURE.
    Any nonvested balance in the Contingent Account of a Participant who has Separated from Service shall be forfeited.


ARTICLE VIII -- FUNDING
-----------------------

8.1 INVESTMENTS.
    The Employer may, in its sole and absolute discretion, establish one or more accounts, including grantor trusts, to provide itself with a source of funds to satisfy its payment obligations hereunder, although it shall have no obligation to use any assets set aside as a primary or sole source of such payments. All amounts contributed to such accounts shall constitute general assets of the Employer and shall be subject to the claims of the Employer's general creditors. The Employer's payment obligations under the Plan shall be reduced to the extent such obligations are met by payments or deliveries by any such account to Participants and/or Designated Beneficiaries. The Participants and Designated Beneficiaries shall have no right to, control over or incidence of ownership with respect to, any such account or any other asset of the Employer.

8.2 DEEMED INVESTMENT RETURNS.
    Amounts credited to Deferral Accounts and Contingent Accounts (if any) shall be deemed to earn the amount of income and be reduced by the amount of losses and any fees and expenses charged against such accounts pursuant to
Section 9.3 that such credited amounts would have earned (or would have been reduced by) if actually invested in the manner elected by the Employer pursuant to the Adoption Agreement until (i) all distributions with respect to Deferral Accounts and the vested portion of Contingent Accounts, if any, have been made and (ii) with respect to the nonvested portion of any Contingent Accounts, such Contingent Accounts have been forfeited.

8.3 ACTUAL OWNERSHIP OF ASSETS.
    All amounts credited to Deferral Accounts and Contingent Accounts and all assets set aside and/or invested by the Employer in order to provide a source of funding for its various obligations under the Plan shall remain (until actually distributed to the Participants and/or Designated Beneficiaries) solely the property of the Employer and shall be subject to the claims of the Employer's general creditors.

8.4 INVESTMENT DIRECTION.
    Any assets of the Employer that are invested by the Employer to provide a source of funding for its obligations under the Plan shall only be invested as directed by the Employer or by an agent of the Employer selected by the Employer in its sole discretion. Such assets shall not be subject to the investment direction of any Participant.


ARTICLE IX -- PLAN ADMINISTRATION
---------------------------------

9.1 ADMINISTRATOR.

                                   Plan Document 10

    The Plan shall be administered by the Administrator selected by the Employer and designated by the Employer pursuant to the Adoption Agreement. Unless otherwise specified in the Adoption Agreement, the Employer shall be the Administrator. The Administrator shall have responsibility for the operation and administration of the Plan and shall direct distributions under the Plan.

9.2 POWERS.
    The Administrator shall have the power and authority to adopt, interpret, alter, amend or revoke rules and regulations necessary to administer the Plan and to delegate ministerial duties and employ such outside professionals as may be required for the prudent administration of the Plan. The Employer and the Administrator shall also have authority to enter into agreements necessary to implement the Plan.

9.3 ADMINISTRATIVE FEES AND EXPENSES.
    Except as hereinafter provided in this Section 9.3, any and all reasonable costs, charges and expenses incurred in connection with the Plan, including, without limitation, expenses incurred by any grantor, trustee, or Prudential Mutual Fund Services and its affiliates in connection with the administration of any grantor trust, investment or fund referred to in Article VIII hereof shall be paid by the Employer. Pursuant to the Adoption Agreement, the Employer may elect to automatically charge any or all of such expenses and fees against the Deferral Accounts and Contingent Accounts under the Plan and may direct that any or all of such expenses and fees be paid out of any grantor trust established by the Employer.

9.4 DUTIES OF ADMINISTRATOR.
    The Administrator's duties shall include, but may not be limited to, the following responsibilities:

    (a) appointing the Plan's attorney, accountant or any other party that is useful or appropriate in administering the Plan or any investment or investment vehicle associated therewith;

    (b) communicating with Employees and Participants regarding their participation and benefits under the Plan, including the administration of requests for hardship withdrawals, all claim procedures and providing reports to Participants and the Employer;

    (c) filing any returns, reports or other documents required under the Code, ERISA or any other applicable law;

    (d) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party referred to in Section 9.4(a) above;

    (e) maintaining records setting forth which Employees are eligible to participate in the Plan and the date on which such participation begins and terminates;

    (f) maintaining Participant Deferral Accounts, Contingent Accounts and records with respect to any allocations and deemed investment returns attributable thereto; and

    (g) interpreting and construing the Plan in its discretion and resolving any question of Plan interpretation, including, without limitation, eligibility for participation and for distribution of Plan benefits.

    The Administrator's interpretation of Plan provisions, including, without limitation, eligibility for participation and for distribution of benefits under the Plan is final, and, unless such interpretation can be shown to be arbitrary and capricious, will not be subject to "de novo" review by any court of competent jurisdiction.

9.5 REMOVAL OF ADMINISTRATOR.

                                   Plan Document 11

    The Administrator may resign by written notice to the Employer which shall be effective 30 days after delivery, or earlier if agreed to by the parties. The Employer may remove the Administrator effective 30 days (or earlier if agreed to by the parties) after receipt by the Administrator of a written notice. The Employer may select and designate a new Administrator through an amendment to the Adoption Agreement.


ARTICLE X -- AMENDMENT AND TERMINATION
--------------------------------------

10.1 AMENDMENT AND TERMINATION.
     The Employer, by action of the Board, may amend or terminate the Plan at any time and in any manner, in accordance with the Employer's established rules of procedure, but no such amendment shall adversely affect the rate at which a Participant's (or Designated Beneficiary's) rights with respect to his Deferral Account or Contingent Account vest pursuant to Article VII hereof. In the event the Plan is terminated, the Administrator shall continue to be responsible for, among other things, the supervision of the payment of distributions required or permitted under the terms of the Plan. In the event of a Plan termination, no additional credits shall be made to the Contingent Accounts or the Deferral Accounts, except with respect to deemed investment returns related thereto pursuant to Section 8.2. Any portion of any Contingent Account that is not vested as of the effective date of such Plan termination shall be forfeited, unless otherwise provided by the Employer in connection with such termination.


ARTICLE XI -- MISCELLANEOUS
---------------------------

11.1 LIMITATION OF RIGHTS - EMPLOYMENT RELATIONSHIP.
     Neither the establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the distribution of any benefits, shall be construed as giving a Participant, Designated Beneficiary or any other person any legal or equitable right against the Employer or any funding vehicle except as provided in the Plan. In no event shall the terms of employment of any Employee be modified or in any way affected by the Plan. Nothing contained in this Plan shall be construed as conferring upon any Employee the right to continue in the employ of the Employer.

11.2 NON-ASSIGNABILITY.
     Neither the Participant nor any Designated Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey any of his rights with respect to his Deferral Account or Contingent Account and any rights relating thereto are expressly declared to be non-assignable and non-transferable, except as provided in the Beneficiary Designation. In the event of any such attempted assignment or transfer, the Employer and Administrator shall have no liability hereunder to make payments to any person other than the Participant or his Designated Beneficiary at the appropriate times specified in the Plan.


                                   Plan Document 12

11.3 ARBITRATION.
     This Plan requires that certain controversies be arbitrated as provided below. In this regard it is to be noted that:

     (a)  arbitration is final and binding on the parties;

     (b) the parties are waiving their right to seek remedies in court including the right to jury trial;

     (c) pre-arbitration discovery is generally more limited than and different from court proceedings;

     (d) the arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited; and

     (e) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

    Any controversy arising out of or relating to the involvement of Prudential Securities, Incorporated ("PSI") PSI, Prudential Mutual Fund Services ("PMFS"), Prudential Mutual Fund Distributors ("PMFD") or the Prudential Savings Bank, F.S.B. ("PSB") with respect to the Plan (a "Prudential Controversy") shall be settled by arbitration. The arbitration of a Prudential Controversy may be before either the National Association of Securities Dealers, Inc. or the New York Stock Exchange, Inc., as Employer/Employee, as the case may be, may elect and shall be governed by the laws of the State of New York. If the Employer/Employee does not make the above election by registered mail addressed to PMFS, PMFD or PSI at its main office within 5 business days after demand by PMFS, PMFD, PSB or PSI that the Employer/Employee make such election then PMFS, PMFD, PSB or PSI shall have the right to elect the arbitration tribunal of its choice.

    Notice preliminary to, in conjunction with or incident to such arbitration, may be sent to the Employer/Employee by mail and personal service is hereby waived. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof, without notice to the Employer/Employee.

    No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the person is excluded from the class by the court.

11.4     TOTAL AGREEMENT.
    This Plan (including the executed Adoption Agreement), the Deferral
Notices, the Beneficiary Designations and any other administrative forms necessary for the implementation of the Plan shall constitute the total agreement or contract between the Employer and a Participant regarding the Plan. No oral statement regarding the Plan may be relied upon by a Participant.


                                   Plan Document 13

11.5     GENDER AND NUMBER.
    Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and wherever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

11.6     GOVERNING LAW.
    Construction, validity and administration of this Plan, as well as Deferral Notices, and Beneficiary Designations shall be governed by the laws of the State of New York unless otherwise specified by the Employer in the Adoption Agreement.


                                   Plan Doucment 14

                                 SELECT COMPENSATION
                       NON-QUALIFIED DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------

                                   TRUST AGREEMENT

--------------------------------------------------------------------------------
NOTICE:   THIS TRUST AGREEMENT IS BASED UPON THE MODEL GRANTOR TRUST SET
FORTH IN IRS REVENUE PROCEDURE 92-64, 1992-2 C.B. 422.  BECAUSE THIS
AGREEMENT CONTAINS CERTAIN ADDITIONAL PROVISIONS NOT SET FORTH IN THE REVENUE PROCEDURE, THE PRUDENTIAL SAVINGS BANK, F.S.B. AND ITS AFFILIATES PROVIDE NO ASSURANCES AS TO THE LEGAL STANDING OR TAX CONSEQUENCES OF THIS AGREEMENT IN CONNECTION WITH YOUR DEFERRED COMPENSATION PLAN OR PLANS. YOU MUST CONSULT
WITH YOUR LEGAL AND TAX ADVISORS BEFORE USING THIS AGREEMENT.
--------------------------------------------------------------------------------

     This Agreement made this       day of            , by and between
                              -----        -----------
                            (the "Company") and The Prudential Savings Bank,
----------------------------
F.S.B. (the "Trustee");


     WHEREAS, the company has adopted the non-qualified deferred compensation plan or plans, listed in Appendix A of this Trust Agreement, (herein called the "Plan", although more than one plan may be so listed);

     WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

     WHEREAS, the Company wishes to establish a trust (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

     WHEREAS, it is the intention of the company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:



SECTION 1.  ESTABLISHMENT OF THE TRUST.


                           Plan Document (5/28/96) - Page 1

       (a)  Company hereby deposits with the Trustee in trust          [INSERT
                                                             ---------
AMOUNT DEPOSITED], which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

       (b) The Trust hereby established shall be irrevocable until such time as all liabilities with respect to Plan participants have been satisfied.

       (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

       (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and/or state law in the event of insolvency, as defined in Section 3(a) herein.

       (e) The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property acceptable to the Trustee in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits. The Trustee shall have no obligation to receive property other than cash unless prior to such receipt the Trustee (i) has agreed that such property is acceptable to it and (ii) has received such information, representations or indemnities concerning such property as it deems reasonable or necessary under the circumstances. The Trustee shall have no obligation to (i) require any deposits to be made to the Trust pursuant to the terms of the Plan, (ii) compute the required amount of deposits, if any, required to be made to the Trust pursuant to the terms of the Plan or (iii) determine whether amounts received by it comply with the terms of the Plan.

       (f) In the event of any conflict between this Trust Agreement and any provision of the Plan relating to any of the Trustee's responsibilities, obligations or duties with respect to the Trust, the provisions of this Trust Agreement shall control.

SECTION 2.   PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.


                          Trust Document (5/28/96) - Page 2

       (a) Except as otherwise provided herein, for the purpose of paying Plan participants and their beneficiaries, the Trustee shall make payments to the company in accordance with a schedule (the "Distribution Instruction") provided by the Company. The Company shall deliver to the Trustee a Distribution Instruction that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Such Distribution Instruction must be provided at least 15 business days prior to the first date on which a payment must be delivered to the Company by the Trustee on behalf of any such Plan participant. Any change to a Distribution Instruction shall be delivered to the Trustee not less than 15 days prior to the date on which the first payment is to be made in accordance with the revised Distribution Instruction.

       (b) The Company shall be responsible for payments to the Plan participants and beneficiaries and for reporting, withholding and payment of all taxes associated with distributions made from the Trust established under this Trust Agreement, including the withholding and deposit of each Plan participant's federal, state, and local income taxes, payments and deposit of all payroll, employment and other taxes, and filing all related tax reports. In the event that the federal government or any state, local or other governmental body shall assess any tax, penalty or interest against the Trustee with respect to any benefit provided under the Plan, any duty or obligation imposed under this Trust Agreement, any transaction required under the Plan or the Trust Agreement, or any transaction directed by the Company, including (without limiting the generality of the foregoing) any benefit payable under the Plan, any contribution made by the Company to the Trust, or any services provided or fees payable under this Trust Agreement (but excluding any tax on income earned by the Trustee), the Company shall, upon demand, pay to the Trustee or reimburse the Trustee for the amount of such taxes, penalties and interest assessed, reasonable attorney's fees, and other expenses or costs incurred (including expenses associated with any court or administrative agency action or proceeding) in connection with such assessment. The Company's obligations under this Section 2(b) shall survive termination of the Trust.

       (c) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan. The Trustee shall have no responsibility to intervene in such process, to interpret the provisions of the Plan or to administer the Plan in any way.

                          Trust Document (5/28/96) - Page 3

       (d) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.

       (e) If the Trust has insufficient assets from which to make all distributions called for under any Distribution Instruction on or as of a certain distribution date, all distributions paid out on or as of such date shall be paid out of the Trust on a PRO RATA basis with respect to all applicable accounts.

SECTION 3. TRUSTEE'S RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT.

       (a) The Trustee shall cease payment of benefits to the Company on behalf of Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

       (b)  At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

              (i) The Board of Directors and the Company's chief executive officer shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of company alleges in writing to the Trustee that Company has become Insolvent, the Trustee shall independently determine, within a reasonable time after receipt of such notice, whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Company on behalf of Plan participants or their beneficiaries. The Trustee may take such action as it in its discretion deems advisable to determine if the Company is Insolvent, including applying to a court of competent jurisdiction, and all costs or expenses incurred by the Trustee in determining whether the Company is Insolvent shall be paid from the Trust as an administration expense.

              (ii) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the

                          Trust Document (5/28/96) - Page 4

Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent and shall administer the trust as though the Company were solvent. Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

              (iii) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to the Company on behalf of Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

              (iv) The Trustee shall resume the payment of benefits to the Company on behalf of Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that Company is not insolvent (or is no longer Insolvent).

       (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits to the Company on behalf of Plan participants or their beneficiaries from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance may be adjusted to include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance. Prior to such resumption of payments by the Trustee to the Company on behalf of Plan participants or their beneficiaries, the Company shall provide the Trustee with a Distribution Instruction regarding such payments and such other information as the Trustee may reasonably request.

SECTION 4.   PAYMENTS TO THE COMPANY.

     Except as provided in Section 3 hereof, the Trust being irrevocable in accordance with Section 1(b) hereof, the Company shall have no right or power to direct the Trustee to return the Company or to divert to others any of the Trust assets before all payment of benefits have been made to the Company on behalf of Plan participants and their beneficiaries pursuant to the terms of the Plan.

                          Trust Document (5/28/96) - Page 5

SECTION 5.   INVESTMENT AUTHORITY.

       (a) The Company shall have the duty and responsibility at all times to direct the Trustee in writing 9using the "Employer Investment Selection") as to the investment of the assets of the Trust. In the absence of written direction from the Company, the Trustee shall have no duty to invest Trust assets and the Trustee shall have no responsibility or liability with respect to the investments, if any, made at the direction of the Company. Notwithstanding the foregoing, in no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by the Company. In the absence of voting instructions from the Company, the Trustee shall have the authority to vote any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; and to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto.

       (b) The Trustee shall invest and reinvest the assets of the Trust pursuant to the directions provided by the Company in the applicable Plan documents and Plan investment direction forms. The Trustee shall invest and reinvest the principal and income without distinction between principal and income in accordance with the written directions provided to the Trustee by the Company. Subject to the directions provided by the Company, the Trustee or its designee shall have the following additional powers and authority in its discretion:

              (i) To purchase, subscribe for, invest and reinvest in shares or units of investment companies (notwithstanding the Trustee or any affiliate of the Trustee acting as investment advisor, custodian, transfer agent, registrar, sponsor, distributor or manager or in any other capacity) and annuity contracts without being limited to the classes of property in which the Trustee is authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust assets;

              (ii) To retain any property at any time received or held in the Trust;

              (iii) To sell or exchange any securities or property of the Trust at public or private sale, for cash or on credit, to grant and exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

                          Trust Document (5/28/96) - Page 6

              (iv) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

              (v) To register any investment held as a part of the Trust in its own name or in the name of a nominee, and to hold any investment in bearer form or through or by a central clearing corporation maintained by institutions active in the securities markets, but the books and records of the Trustee shall at all times show that all investments are part of the Trust; to deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited; and generally to exercise any of the powers of any owner with respect to securities or property held as part of the Trust;

              (vi) To keep such portions of the Trust in cash or cash balances as the Trustee may, from time to time, deem to be in the best interest of the Trust until such moneys shall be invested, reinvested or disbursed, it being understood that the Trustee shall not be required to pay any interest on cash so held.

       (c) The Company agrees to indemnify the Trustee and any agents of the Trustee, including affiliates of the Trustee, against and hold each of them harmless from any cost, claim, liability, loss or expense including reasonable attorney's fees, imposed upon or incurred by any of them as a result of following the Company's directions as to the investment of Trust assets, or in the absence of directions from the Company, failing to invest Trust assets. The Company shall be primarily liable for such obligations under this section and shall make prompt payment thereof, or the Trustee may satisfy the Company's obligations from the Trust without the Company's direction. The Company's obligations under this section shall survive termination of the Trust.

SECTION 6.   DISPOSITION OF INCOME.

     During the term of this Trust, all income received by the Trust, net of expenses and taxes (other than the Company's income taxes) shall be accumulated and reinvested. All income, losses, deductions and credits attributable to the Trust belong to the Company as owner for income tax purposes and will be included on the Company's income tax returns. Taxes attributable to the Trust shall be paid by the Company. The parties hereto agree that

                          Trust Document (5/28/96) - Page 7
any federal, state or local tax returns required to be filed with respect to the Trust shall be prepared and filed by the Trustee.

SECTION 7.   ACCOUNTING BY THE TRUSTEE.

       (a) The Trustee shall keep, or cause to be kept, accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee or the Trustee's affiliates or agents.

       (b) Within 120 days following the close of each calendar year and within 120 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other proeprty held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

       (c) At the end of regular calendar periods, but not less frequently than quarterly, the Trustee shall deliver to the Company a written account, in the Trustee's standard form in effect from time to time, of the Trustee's administration of the Trust during the preceding period.

       (d) Each account referred to in Section 7(b) and 7-C- shall be deemed to be an account stated

                          Trust Document (5/28/96) - Page 8

                                 SELECT COMPENSATION
                                NON-QUALIFIED DEFERRED
                                  COMPENSATION PLAN

                                  ADOPTION AGREEMENT


--------------------------------------------------------------------------------
EMPLOYERS MUST CONSULT WITH THEIR TAX ADVISER AND THEIR LEGAL COUNSEL
REGARDING THE TAX AND OTHER LEGAL CONSEQUENCES ASSOCIATED WITH THE ADOPTION
AND OPERATION OF THE UNFUNDED DEFERRED COMPENSATION PLAN OF WHICH THIS
ADOPTION AGREEMENT FORMS A PART, INCLUDING, WITHOUT LIMITATION, THE FEDERAL, STATE AND LOCAL TAX AND SECURITIES LAW CONSEQUENCES ASSOCIATED WITH THE
ADOPTION AND OPERATION OF SUCH A PLAN.  PRUDENTIAL MUTUAL FUND SERVICES AND
ITS AFFILIATES PROVIDE NO ASSURANCES WITH RESPECT TO SUCH CONSEQUENCES, IF
ANY. DEPENDING UPON THE JURISDICTIONS IN WHICH THE EMPLOYER (AND ITS PARTICIPATING AFFILIATES) OPERATE AND/OR ARE ESTABLISHED, CERTAIN STATE "BLUE SKY" SECURITIES FILINGS MAY BE REQUIRED IN CONNECTION WITH THE ADOPTION OF
THE PLAN. THIS ADOPTION AGREEMENT AND THE OTHER PLAN DOCUMENTS ARE INTENDED
ONLY FOR USE BY AN EMPLOYER THAT IS A CORPORATION SUBJECT TO SUBCHAPTER C OF CHAPTER 1 OF SUBTITLE A OF THE INTERNAL REVENUE CODE (I.E., A "C
CORPORATION"). ANY OTHER TYPE OF ENTITY THAT IS CONSIDERING THE USE OF THIS PLAN (INCLUDING THIS ADOPTION AGREEMENT) IS URGED TO CONSULT WITH THEIR TAX ADVISOR AND LEGAL COUNSEL AS TO WHETHER THIS PLAN IS APPROPRIATE FOR USE BY
SUCH AN ENTITY, DUE TO THE ADVERSE TAX AND OTHER LEGAL CONSEQUENCES THAT
MIGHT ARISE FROM THE USE OF THIS PLAN BY SUCH AN ENTITY.
--------------------------------------------------------------------------------

       ALL CAPITALIZED TERMS, UNLESS OTHERWISE DEFINED HEREIN, ARE DEFINED IN THE PLAN TO WHICH THIS ADOPTION AGREEMENT IS ATTACHED AS EXHIBIT A.

The employer named below hereby establishes an unfunded Non-qualified Deferred Compensation Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Plan.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.              EMPLOYER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(a)  Employer or Business Name:
                               ---------------------------------------

     Address:
             -----------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------
                      (City)                     (State)             (Zip Code)

(b)  Telephone Number:
                      ------------------------------------------------

     Facsimile Number:
                      ------------------------------------------------

(c)  Employer Tax Identification Number:
                                        ------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2.             PLAN NAME &  EFFECTIVE DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 Adoption Agreement 1

(a)  Name of the Plan:
                      --------------------------------------------------

(b)  This Adoption Agreement is

          / /  the Employer's first adoption of the Plan.
               The Effective Date of the Plan is:
                                                 ---------------

          / /  Amendment No.          to the Plan.  It replaces all prior
                            ----------
               amendments to the Plan and the first Adoption Agreement. The provisions of this amendment are effective on ________19______.
               The Effective Date of the original Plan was: _______________


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3.             DEFINITIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(a)  "Administrator or Plan Administrator"
     shall be the Employer unless a person is named by the Employer to serve as Administrator.
     The Plan Administrator shall be:
                                     ---------------------------------------

(b)  "Compensation":

     (i)    Compensation shall be determined on the basis of the calendar year.

     (ii) Except as otherwise provided in clause (iii) below, Compensation under the Plan shall mean (SELECT ONLY ONE):

            / /  (A)   The regular or base salary earned by the Participant and
                 payable by the Employer, plus any commissions and bonuses earned by and paid to the Participant.

            / /  (B)   The regular or base salary earned by the Participant and
                 payable by the Employer, excluding commissions and bonuses.

     (iii)  Maximum Compensation:

            For purposes of the Plan, Compensation shall (SELECT ONLY ONE):

                 / /  Not be limited.

                 / /  Be limited to: $                   per Participant.
                                      ------------------


Compensation will be determined before giving effect to any deferrals by Participants pursuant to a Deferral Notice and before any other compensation reduction amounts which are not included in the Participant's gross income pursuant to Code Sections 125, 401(k), 402(h) or 403(b).


                                  Adoption Agreement 2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4.             ELIGIBILITY REQUIREMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Subject to the provisions of Section 2.1 of the Plan, the following Employees or the Employees within the following categories shall be eligible to become Participants in the Plan:

         ----------------------------------------------------------------

         ----------------------------------------------------------------

         ----------------------------------------------------------------

REPRESENTATIONS:

1. The Employer represents that, in order for this Plan to be subject to the more limited requirements associated with so-called "top hat" plans under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), participation in the Plan is limited to a select group of management or highly compensated employees as contemplated by Department of Labor Regulation 29 CFR 2520.104-23(d). The Employer understands it is urged to consult with its legal advisors regarding the requirements of ERISA with respect to interests in the Plan.

2. The Employer represents that the offering of interests in the Plan will be made by the Employer pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) thereof. Accordingly, interests in the Plan have been and will be offered to no more than 50 Employees, all of whom the Employer has reason to believe are "Accredited Investors" within the meaning of Rule 501 of the Securities Act and only in a manner complying with the requirements of Section 4(2). The Employer acknowledges that neither Prudential Mutual Fund Services nor any of its affiliates have provided or will provide any advice as to the availability to the Employer of the exemption provided by Section 4(2) of the Securities Act.

     The Employer understands that compliance with the Federal securities laws, including the Securities Act, and any applicable State securities laws is the sole responsibility of the Employer. The Employer represents that it is not relying on Prudential Mutual Fund Services or any of its affiliates with respect to such matters. The Employer understands it is urged to consult with its legal advisors regarding the requirements of the Federal securities laws, including the Securities Act, and any applicable Sate securities laws with respect to interests in the Plan.

                                  Adoption Agreement 3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5              PARTICIPANT DEFERRED COMPENSATION/DEFERRAL ACCOUNTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you selected option "A" under Section 3(b)(ii) above, you may permit Participants to defer a specified amount or percentage, if any, of their regular or base salary and another amount or percentage of their commissions and bonuses, if any.

If you selected option "B" under Section 3(b)(ii) above, you may permit Participants to defer a specified amount or percentage of regular or base salary ONLY.

Pursuant to the Deferral Notices filed by Participants, Participants shall be permitted to defer (IF OPTION "A" UNDER SECTION 3(b)(ii) WAS SELECTED, SELECT ONE OPTION UNDER "A" AND ONE OPTION UNDER "B" OR, IF YOU WANT TO LIMIT A PARTICIPANT'S DEFERRAL TO ONLY BONUSES, SELECT ONE OPTION UNDER "C" ONLY AND DO NOT SELECT AN OPTION UNDER "A" OR "B". IF OPTION "B" UNDER SECTION 3(b)(ii) WAS SELECTED, SELECT ONE OPTION UNDER "A" ONLY AND DO NOT SELECT AN OPTION UNDER "B" OR "C"):

A.    Regular or Base Salary (SELECT ONLY ONE)

        / /  at least       % but up to       % of that portion of Compensation
                     ------            ------
             that consists of regular or base salary.

        / /  at least $          but up to $          of that portion of
                       --------             --------
             Compensation that consists of regular or base salary.

B.    Commissions and Bonuses (SELECT ONLY ONE)

        / /  at least        % but up to        % of that portion of
                     ------             ------
             Compensation that consists of commissions and bonuses.

        / /  at least $          but up to $         of that portion of
                       --------             --------
             Compensation that consists of commissions and bonuses.

             Bonuses Only (SELECT ONLY ONE)

        / /  at least        % but up to        % of that portion of
                     ------             ------
             Compensation that consists of bonuses.

        / /  at least $          but up to $          of that portion of
                       --------             --------
             Compensation that consists of bonuses.

Regardless of the option selected under Section 3(b)(ii) above, in no event shall a Participant be permitted to defer more than $____________ pursuant to a Deferral Notice. Deferred Compensation shall be credited to the Participant Deferral Accounts in accordance with Section 3.2 of the Plan.


                                  Adoption Agreement4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6.              EMPLOYER ALLOCATIONS/CONTINGENT ACCOUNTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   (a)  Matching Allocations (SELECT ONLY ONE):

          / /  Not applicable.  Matching allocations will not be made.

          / / Percentage Match: The Employer shall allocate to each Participant's Contingent Account an amount equal to ______% of such Participant's Compensation that is deferred by such Participant pursuant to a Deferral Notice. In no event shall the Employer match the Participant's compensation deferraL to the extent that such matching allocation would exceed ______ % of the Participant's Compensation.

          / / Discretionary Match: The Employer will decide from year to year whether and to what extent matching allocations will be made and will notify Participants annually of each such decision and the manner in which such matching allocations will be made.

          / /  Other (please specify):
                                      -------------------------------------

      If you will be making matching allocations, such allocations shall be credited to Contingent Accounts (SELECT ONLY ONE):

                 / /  monthly

                 / /  quarterly

                 / /  semi-annually

                 / /  annually

                 / / at the same time as Deferred Compensation is credited to Deferral Accounts in accordance with Section 3.2 of the Plan.

                 / /  Other (please specify)
                                            -----------------------------

   (b)  Discretionary Allocations:

         The Employer may make additional discretionary allocations in any amount determined by the Employer, which shall be allocated to one or more eligible Participant's Contingent Accounts at a time and in a manner determined by the Employer. These discretionary allocations shall be unrelated to and in addition to any other allocations or deferrals made hereunder.

         The Employer (SELECT ONLY ONE) / / may / / may not make such discretionary allocations.

   (c) All matching allocations and discretionary allocations shall be subject to the "Vesting" provisions set forth in Section 7 below.



                                  Adoption Agreement 5

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7.              VESTING OF MATCHING AND/OR DISCRETIONARY ALLOCATIONS
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(a)   Years of Service:

       Unless otherwise indicated below, the extent to which a Participant has a vested interest in his or her Contingent Account will depend on a Participant's "Years of Service" with the Employer. A "Year of Service" shall mean (SELECT ONLY ONE):

         / / Not applicable, since Participants are always fully vested in their Contingent Accounts.

         / / Not applicable, since no Employer matching or discretionary allocations will be made to Contingent Accounts.

         / / each consecutive 12-month period during which an Employee is credited with at least
               (SELECT ONLY ONE)
               / / 1,000  / / 700  / / other          hours of service with
                                              ---------
               the Employer, beginning with (SELECT ONLY ONE)

               / / the first day on which a Participant is credited with at least one hour of service with the Employer
               / / other (describe)
                                    -----------------------------------.

(b)   Matching Allocations:

       Matching allocations by the Employer to Participants' Contingent Accounts shall vest (SELECT ONLY ONE):

         / / Not applicable since no Employer matching allocations will be made to Contingent Accounts.

         / /  Fully and immediately.

         / / 100% after _____ Years of Service, but 0% before the completion of such Years of Service.

(c)   Discretionary Allocations:

       Discretionary allocations by the Employer to Participants' Contingent Accounts shall vest (SELECT ONLY ONE):

         / / Not applicable since no Employer discretionary allocations will be made to Contingent Accounts.

         / /  Fully and immediately.

         / /  100% after      Years of Service, but 0% before the completion
                        -----
              of such Years of Service.

NOTE: Even though a Participant may be vested in his or her Contingent Account and/or Deferral Account, any assets invested by the Employer in anticipation of satisfying its unfunded obligations with respect to such accounts shall remain the sole property of the Employer and shall be subject to the claims of the Employer's general creditors.

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8.             UNFORESEEABLE EMERGENCIES (SELECT ONLY ONE)
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                                  Adoption Agreement 6

/ /  Hardship withdrawals due to Unforeseeable Emergencies, as provided for in
     Section 6.7 of the Plan, are permitted; OR

/ /  Hardship withdrawals due to Unforeseeable Emergencies, as provided for in
     Section 6.7 of the Plan, are not permitted.


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9.              PLAN EXPENSES
--------------------------------------------------------------------------------
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Pursuant to Section 9.3 of the Plan, the Employer is responsible for expenses associated with the establishment and administration of the Plan. The Employer hereby elects (SELECT ONLY ONE):

  / / To allocate such expenses on a pro rata basis among Participant Deferral Accounts and Contingent Accounts as such expenses are incurre from time to time; OR

  / /  Not to allocate such expenses among Participant Deferral
       Accounts and Contingent Accounts.

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10.             DEEMED INVESTMENTS
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(a)  Although the Plan shall be unfunded, the Participant's Deferral
     Accounts and Contingent Accounts, if any, shall, in accordance with
     Section 8.2 of the Plan, be deemed to earn whatever income, gains and losses (including expenses) are attributable to one or more of the annuities or mutual funds selected by the Employer and available through Prudential Mutual Fund Services ("PMFS"). The Employer shall select from among the available investments by completing the Select Compensation Employer Investment Selection form. Unless otherwise indicated with respect to each selection, the Participants' Deferral Accounts and Contingent Accounts, if any, shall, in accordance with
     Section 10(b) below, be allocated equally among all such investments selected by the Employer:

(b) The Employer may elect that (i) the Deferral Accounts and Contingent Accounts are deemed to be separately invested, on a Participant by Participant basis as determined by the Employer, in accordance with
     Section 10(a) above or (ii) the Deferral Accounts and Contingent Accounts of all Participants, in the aggregate, are deemed to be invested in accordance with Section 10(a) above. (SELECT ONLY ONE):

         / / Such accounts are deemed to be invested on a Participant by Participant basis.

         / /  Such accounts are deemed to be invested on an aggregate basis.

(c) The Employer may choose to establish a Rabbi Trust. The Employer (SELECT ONLY ONE):

         / /  Will not establish a Rabbi Trust.

         / /  Will establish a Rabbi Trust.

     NOTE: If the Employer that signs this Adoption Agreement elects to establish a Rabbi Trust, each affiliate of such Employer that also adopts the Plan shall establish a separate Rabbi Trust, subject to such other terms and conditions as such Employer may require.

                                  Adoption Agreement 7

NOTE: The mutual funds which are available through PMFS and are referred to above carry their own fees and expenses, which may include sales commissions, management fees, Rule 12b-1 fees and/or other fees and expenses, which are described in detail in each mutual fund's prospectus. Persons that invest in one or more of these mutual funds will, as shareholders of those mutual funds, bear their pro-rata portion of each mutual fund's fees and expenses and may also pay a sales charge or contingent deferred sales charge in connection with their purchase of fund shares. The Employer acknowledges that PMFS and its affiliates may be deemed to benefit from advisory and other fees paid to affiliates in connection with the management and operation of the mutual funds and from sales charges and contingent deferred sales charges imposed as described in the applicable prospectus.

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11.            DISTRIBUTION OPTIONS
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(a) Pursuant to his or her Deferral Notice, a Participant may elect to receive distributions from the Plan in accordance with the following method or methods (SELECT BOTH OR EITHER):

         / /  Single lump sum.

         / / Installment payments (not to exceed 10 years), which shall be paid on an annual, quarterly or monthly basis, as designated by the Participant in his or her Deferral Notice and which installments shall be calculated in accordance with Section 6.3 of the Plan.


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12.            CHOICE OF LAW
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The construction, validity and administration of this Plan, as well as Deferral Notices and Beneficiary Designations shall be governed by the laws of the State/Commonwealth of
                     ------------------------------------.

NOTE: Unless you select a jurisdiction in the immediately preceding paragraph, the construction, validity and administration of this Plan, as well as Deferral Notices and Beneficiary Designations shall be governed by the laws of the State of New York in accordance with Section 11.6 of the Plan. You should consult with your attorney before making any such selection.


                                  Adoption Agreement 8

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13.            SIGNATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Employer:

     If the Employer elects to invest assets in mutual funds available through PMFS, either directly or through a Rabbi Trust, all in accordance with Section 10 of this Adoption Agreement, the Employer understands that there are fees associated with the establishment and maintenance of such a Rabbi Trust, and any investment in any mutual fund. The Plan document contains a pre-dispute arbitration clause found in Article XI, Section 11.3 "Arbitration."

     ALTHOUGH THIS PLAN IS INTENDED TO PROVIDE CERTAIN INCOME TAX DEFERRAL BENEFITS TO PARTICIPANTS, SUCH BENEFITS MAY BE ADVERSELY AFFECTED BY THE ACTUAL OPERATION OF THE PLAN SUBSEQUENT TO ITS ADOPTION. MOREOVER, THE FORM OF THIS PLAN (INCLUDING THIS ADOPTION AGREEMENT) HAS NOT BEEN APPROVED BY THE INTERNAL REVENUE SERVICE AND IS NOT INTENDED TO BE A "TAX QUALIFIED" PLAN UNDER SECTION 401(A) OF THE INTERNAL REVENUE CODE OR ANY SIMILAR PROVISION THEREOF. CONSEQUENTLY, NEITHER PMFS NOR ANY OF ITS AFFILIATES PROVIDE ANY ASSURANCES WITH RESPECT TO SUCH BENEFITS AND ASSUME NO RESPONSIBILITY IN THIS REGARD. EMPLOYERS ARE URGED TO CONSULT THEIR TAX ADVISER AND LEGAL COUNSEL REGARDING THE TAX AND OTHER LEGAL CONSEQUENCES ASSOCIATED WITH THE ADOPTION AND OPERATION OF THIS PLAN.
     BY SIGNING THIS ADOPTION AGREEMENT THE EMPLOYER ACKNOWLEDGES THAT NEITHER PMFS NOR ANY OF ITS AFFILIATES HAVE MADE ANY REPRESENTATION OR WARRANTY TO THE EMPLOYER OR ANY PARTICIPANT REGARDING ANY TAX OR OTHER LEGAL CONSEQUENCES ASSOCIATED WITH THIS PLAN IN FORM OR IN OPERATION.

     IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Agreement and the corresponding provisions of the Plan to be adopted on the____day of_____________, 19_____.

     Signed for the Employer by:

                     Print Name and Title:
                                          -----------------------------

                                Signature:
                                          ------------------------------
     ATTEST:

                     Print Name and Title:
                                          -----------------------------

                                Signature:
                                          ------------------------------


                                  Adoption Agreement 9